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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 30, 2004


                            COLE NATIONAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


                DELAWARE                     33-66342                   34-1744334
     (State or Other Jurisdiction          (Commission                (IRS Employer
           of Incorporation)               File Number)            Identification No.)

       1925 ENTERPRISE PARKWAY                                             44087
           TWINSBURG, OHIO                                              (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:         (330) 486-3100



                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 30, 2004, Cole National Corporation, the parent corporation of Cole National Group, Inc., issued a press release attached hereto as Exhibit
99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c) Exhibits. The following exhibits are filed as part of this report:

                           99.1 Press release of Cole National Corporation, dated January 30, 2004.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               COLE NATIONAL GROUP, INC.

                               By:  /s/ Lawrence E. Hyatt
                                    -------------------------------------------
                                    Name:  Lawrence E. Hyatt
                                    Title: Executive Vice President and Chief
                                           Financial Officer


Date: January 30, 2004




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